UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

EBIX, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 281-2020

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 12, 2008, Ebix, Inc. (“Ebix” or the “Company”) received notice from Habif, Arogeti & Wynne, LLP (“HA&W”) of its decision not to stand for re-appointment as Ebix’s independent registered public accountant for the fiscal year ending December 31, 2008. As a result, the client-auditor relationship between Ebix and HA&W has ended. Prior to receiving HA&W’s notification, the members of the Audit Committee of Ebix’s Board of Directors had not approved a decision to reappoint HA&W. The audit committee had been considering the possibility of engaging other independent registered public accounting firms, to explore reductions in the audit cost structure. The Audit Committee in coordination with Ebix’s management is in the process of considering other independent registered public accounting firms and will engage a new independent registered public accounting firm as soon as reasonably practicable.

Since HA&W has been retained as Ebix’s independent registered public accounting firm, its audit reports on the financial statements of Ebix including those for fiscal year ended December 31, 2007 and any subsequent interim period through the date the relationship with HA&W ended, have not contained an adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period of Ebix’s engagement of HA&W, there were no reportable events as defined in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, no disagreements with HA&W on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HA&W, would have caused HA&W to make reference to the subject matter in connection with their opinion on Ebix’s consolidated financial statements for such years.

By issuance of this filing Ebix has authorized HA&W to fully respond to any inquires of the new independent registered public accounting firm to be hired by the Company.

The Company has furnished HA&W with a copy of the above disclosure and requested that HA&W issue a letter addressed to the Securities and Exchange Commission stating whether HA&W agrees with the above statements. The letter provided by HA&W in response is included as Exhibit 16.1 to this report.

Item 9.01 Exhibits

The following exhibit is being furnished with this current report pursuant to Item 4.01 of this Form 8-K.

Exhibit No.	Description

16.1	Letter from Habif, Arogeti & Wynne, LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

	By:	/s/ Robert Kerris

Robert Kerris
Chief Financial Officer
and Corporate Secretary

December 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16.1	Letter from Habif, Arogeti & Wynne, LLP to the Securities and Exchange Commission